UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 8, 2019

Presidio, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38028	47-2398593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza - Suite 2832, New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

(212) 652-5700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PSDO	NASDAQ Global Select Market

Securities registered pursuant to section 12(g) of the Act: None

Item 2.02. Results of Operations and Financial Condition.

          On May 8, 2019, Presidio, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended March 31, 2019. In the press release, the Company also announced that it would be holding a conference call, as well as a live webcast on the Company’s Investor Relations website at http://investors.presidio.com, on May 8, 2019 at 5:00 p.m. Eastern Time to discuss its financial results. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

          The Company has prepared presentation materials (the “Earnings Presentation”) that management intends to use during its previously announced conference call, and from time to time thereafter in presentations about the Company’s operations and performance. The Company may use the Earnings Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

A copy of the Earnings Presentation will be posted on the Company’s website at http://investors.presidio.com. References to the Company’s website and/or other social media sites or platforms in this Current Report on Form 8-K and/or the Earnings Presentation, if any, do not incorporate by reference the information on any such websites, social media sites or platforms into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

          The Company is furnishing the information in Item 7.01 of this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Presidio, Inc. on May 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Date: May 8, 2019	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Presidio, Inc. on May 8, 2019